UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Sirius XM Radio Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Sirius XM Radio Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 25, 2011

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/siri

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Sirius XM Radio Inc.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 15, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: **1-888-313-0164**
(outside of the U.S and Canada call 201-680-6688)

Email: **shrrelations@bnymellon.com**
(you must reference your 11-digit control number in your email)

Internet: **http://www.proxyvoting.com/siri**

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Sirius XM Radio Inc. Stockholder:

The 2011 Annual Meeting of Stockholders of Sirius XM Radio Inc. (the "Company") will be held at the Auditorium at The Equitable Center, 787 Seventh Avenue, New York, New York, on Wednesday, May 25, 2011, at 9:00 A.M., (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect eight Directors to serve until the 2011 annual meeting of stockholders of the Company;
(2) to ratify the appointment of KPMG LLP as our independent registered public accountants for 2011;
(3) to approve the advisory (non-binding) resolution relating to executive compensation; and
(4) an advisory (non-binding) vote on frequency of future executive compensation votes.

Sirius XM's Directors recommend a vote "FOR" Items 1, 2 and 3.
Sirius XM's Directors recommend a vote for stockholder approval EVERY (3) YEARS on Item 4.

The Board of Directors has fixed the close of business on April 5, 2011 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

97595

Meeting Location:

The Equitable Center
787 Seventh Avenue
New York, New York

The following Proxy Materials are available for you to review online:

- the Company's Proxy Statement and 2010 Annual Report; and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: **1-888-313-0164** (outside of the U.S and Canada call 201-680-6688)
Email: **shrrelations@bnymellon.com** *(you must reference your 11-digit control number in your email)*
Internet: **http://www.proxyvoting.com/siri**

The Proxy Materials for Sirius XM Radio Inc. are available to review at:

http://www.proxyvoting.com/siri

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on **"Vote Now"** to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

97595